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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 18, 1998
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                          EDUTREK INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

          Georgia                    0-23021                     58-2255472
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(State or other jurisdiction    (Commission File                (IRS Employer
     of incorporation)               Number)                 Identification No.)


6600 Peachtree Dunwoody Road, 500 Embassy Row, Atlanta, Georgia     30328
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code             (404) 965-8000
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 8.  CHANGE IN FISCAL YEAR.
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     On November 18, 1998, the Board of Directors of Edutrek International, Inc.
(the "Company") changed the fiscal year end of the Company from May 31 to December 31. The seven month transition period from June 1, 1998 to December
31, 1998 will be reported on the Company's Annual Report on Form 10-K for the year ending December 31, 1998.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EDUTREK INTERNATIONAL INC.


                                    By: /s/ Daniel D. Moore
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                                        Daniel D. Moore
                                        Chief Financial Officer

Dated: November 18, 1998
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